Principal Life Insurance Company
Supplement dated June10, 2026
to the Prospectus dated May 1, 2026, for
Principal® Strategic Income

This supplement updates information contained in the Prospectus for the Contract referenced above. Please retain this supplement for future reference.
Changes to State Variations
The purpose of this supplement is to remove previously-disclosed restrictions on the availability of certain Index-Linked Segment Options for Contracts in Georgia, Indiana, Louisiana, Maryland, Vermont and New Jersey. Effective June 15, 2026, for new and existing Contracts in those states, the following Index-Linked Segment Options will be available (subject to any other limitations on availability):
•The Index-Linked Segment Option linked to the S&P MidCap 400®  Index with a 10% Buffer.
•The Index-Linked Segment Option linked to the S&P MidCap 400®  Index with a 20% Buffer.
•The Index-Linked Segment Option linked to the S&P 500®  Index with a 100% Buffer.